Supplement dated April 15, 2015
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust
Columbia Short Term Municipal Bond Fund	9/1/2014
Effective April 15, 2015, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Catherine Stienstra	Senior Portfolio Manager	Portfolio manager	2012
Anders Myhran, CFA	Associate Portfolio Manager	Portfolio manager	April 2015
The rest of the section remains the same.
Effective April 15, 2015, the information under the caption “Primary Service Providers — Portfolio Manager” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Catherine Stienstra	Senior Portfolio Manager	Portfolio manager	2012
Anders Myhran, CFA	Associate Portfolio Manager	Portfolio manager	April 2015
Ms. Stienstra joined the Investment Manager in 2007 as a senior portfolio manager. Ms. Stienstra began her investment career in 1988 and earned a B.A. from the University of Nebraska.
Mr. Myhran joined the Investment Manager in 1992. Mr. Myhran began his investment career in 1992 and earned a B.A. in business with majors in finance and quantitative analysis from the University of Wisconsin.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP223_04_003_(04/15)